Trade and other receivables	9 Months Ended
Sep. 30, 2021
Trade and other receivables [Abstract]
Trade and other receivables
Note 12. - Trade and other receivables
Trade and other receivables as of September 30, 2021 and December 31, 2020, consist of the following:

	Balance as of September 30,	Balance as of December 31,
	2021	2020
	($ in thousands)
Trade receivables	236,406	258,088
Tax receivables	56,554	50,663
Prepayments	22,616	12,074
Other accounts receivable	8,691	10,910
Total	324,267	331,735

The decrease in trade receivables is primarily due to payments received from Pemex in ACT, partially offset by the increase due to business combinations for a total amount of $28 million (Note 5).
The increase in prepayments is primarily due to the timing of insurance payments.
As of September 30, 2021, and December 31, 2020, the fair value of trade and other receivables accounts does not differ significantly from its carrying value.